EXHIBIT 10.9

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN

OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Contractual Agreement

This Agreement ("The Agreement")is made and entered into on January 3, 2024, by and between:

Job Aire Group, INC. ("JAG"), a corporation under the laws of the State of Arizona, USA, located at 7493 N. Oracle Rd Ste 221, Tucson, AZ 85704, and

Proveedora de Insumos CHAAC S de R.L. de C.V.("CHAAC"), PIC-201005-CN5, a company under the laws of the Republic of Mexico, located at Hamburgo 182 Oficina 521, Ciudad De Mexico C/P. 06600, doing business as JAG Mexico Support Services.

Recitals

WHEREAS, JAG specializes in aviation support services;

WHEREAS, CHAAC has expertise in recruiting and staffing qualified aviation maintenance professionals, known as "technicians," and wishes to provide these services to JAG under this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein, the parties agree as follows:

1. Services

1.1 CHAAC shall establish and maintain an operational office in Mexico City, Mexico, employing a team of 2 to 6 full-time staff dedicated to recruitment activities, including candidate identification, interviewing, resume and certification collection, and liaising with JAG’s headquarters.

1.2 CHAAC staff may participate in trade shows for recruitment purposes at JAG's request. Any independent recruitment events or trade show attendance by CHAAC will be self-funded.

1.3 Detailed Recruitment Obligations:

- CHAAC shall submit to JAG a minimum of twenty (20) comprehensive candidate packages monthly. Each package shall include:

- Candidate's resume.

- Copies of relevant certifications.

- Detailed work experience history.

- Proof of language proficiency, with English at level 2 or higher as per JAG’s language proficiency scale.

- Educational credentials from accredited institutions relevant to aviation.

- A current professional license from AFAC or equivalent.

– Eligibility Criteria Compliance: Candidates must be certified aviation maintenance professionals with a minimum of three years' experience in aviation maintenance, including experience with specific aircraft types relevant to JAG's operations.

1

2